EXHIBIT 32.2

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

The undersigned, Michael P. McGee, the Chief Financial Officer of International Rectifier Corporation (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies that:

(i)                                     the annual report on Form 10-K of the Company for the fiscal year ended June 30, 2006 (the “Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

Dated: September 15, 2006

/s/ MICHAEL P. MCGEE
Michael P. McGee
Executive Vice President and
Chief Financial Officer
(Principal Financial Accounting Officer)

A signed original of the written statement required by Section 906 has been provided to International Rectifier Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.